CONSENT OF ROCHE, SCHOLZ, ROCHE & WALSH, LTD.


                                                                   Exhibit 23.1



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the use of our reports dated February 21, 2001 and February 14, 2003, with respect to the audited financial statements of Landis Plastics, Inc. for the years ended December 31, 1999, 2000, 2001 and 2002, in the Current Report (Form 8-K) of Berry Plastics Corporation filed October 31, 2003.







October 31, 2003                         /s/ Roche, Scholz, Roche & Walsh, Ltd.